Exhibit 99.1
Sealed Air's Acquisition of Diversey Update & Pro Forma Supplement June 2011

Safe Harbor and Regulation G Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as "anticipates," "believes," "plan," "assumes," "could," "estimates," "expects," "will" and similar expressions. These statements include comments as to Sealed Air Corporation's beliefs and expectations as to future events and trends affecting the Company's business or the successful outcome of the business combination and illustrative or pro forma combined results. Examples of such forward-looking statements may include, but are not limited to, statements about the benefits of the business combination transaction between Diversey and the Company, potential synergies and cost savings, the potential accretion of the transaction to the Company's earnings, EPS, Adjusted EBITDA, free cash flow and free cash flow per share, future financial and operating results, the expected timing of the completion of the transaction and the Company's plans, objectives, expectations and intentions with respect to future operations, products and services. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general business and economic conditions; the competitive environment; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Sealed Air and Diversey may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; adverse effects of the merger on employee retention and on Sealed Air's and Diversey's business relationships with third parties, including key customers and distributors, and the impact of purchase accounting adjustments on our operating results. For more extensive information, see "Risk Factors" and "Cautionary Notice Regarding Forward-Looking Statements," which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as may be updated by the Company's Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today. Our management uses non-U.S. GAAP financial measures to evaluate the Company's performance, which excludes items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables that appear in the annex to this presentation.

William V. Hickey President and Chief Executive Officer Edward F. Lonergan President and Chief Executive Officer David H. Kelsey Senior Vice President and Chief Financial Officer Today's Presenters Norman Clubb Executive Vice President and Chief Financial Officer

Agenda 1. Overview Bill Hickey 2. Diversey Business Ed Lonergan 3. Diversey Financial Performance Norm Clubb 4. Pro Forma Financial Review Dave Kelsey 5. Q&A

Deal Highlights Announced June 1st Sealed Air has agreed to acquire Diversey to form a global leader in sustainable solutions that provide hygiene, protection, food safety and security Transaction value of $4.3 billion 9.7x Adjusted LTM EBITDA 1 8.7x Adjusted LTM EBITDA 1 including $50 million of cost synergies Total consideration to Diversey shareholders of $2.1 billion of cash and 31.7 million Sealed Air common shares $1.4 billion of Diversey net debt to be refinanced Expected closing in 2011 subject to customary regulatory approvals 1 See appendix for EBITDA reconciliation.

New Sealed Air at a Glance Fiscal Year Ended December 31, 2010 ($ in millions) Pro Forma Combined 3 Net Sales $4,490 $3,128 $7,618 Adjusted EBITDA 1 $732 $453 $1,235 4 Adjusted EBITDA Margin 1 16.3% 14.5% 16.2% Countries 2 52 64 69 Manufacturing Facilities 114 26 140 Labs / Research Facilities 50 10 60 Scientists & Engineers 250+ 210+ 460+ 1 See appendix for EBITDA reconciliation. 2 Based on legal entities. Sealed Air and Diversey sell into 77 and 175 countries, respectively. 3 Excludes purchase accounting adjustments. 4 Includes $50 million of cost synergies.

Sealed Air and Diversey: A Compelling Business Combination Global Leader Complementary Business Models Broadens Solutions Offering Customer Base Extends Geographic Footprint Robust R&D Creates a global leader in sustainable solutions that provide hygiene, protection, food safety and security Positioned to benefit from key global megatrends Shared approach to system-sell business model Equipment + supplies + services (total system solution) Optimizes efficiency, productivity and materials utilization Expands and extends existing leadership positions Expands portfolio of value-added products and services Provides integrated solutions to broad customer base Overlapping channels and end markets Increases business opportunity in high growth markets Combined operating presence in 69 countries Strong track record of commercializing solutions for new and existing end markets

Rationale: Increased Penetration of the Global Food Industry 1 Annual Survey of Manufacturers, 2006; Industry Outlook, Department of Commerce. Food and Food Processing Industries provide opportunity for growth and shareholder value creation Applying Sealed Air's existing knowledge Strong customer relationships Over the years, Sealed Air has evaluated several options to further penetrate the Food Industry R&D projects JVs M&A Diversey provides a unique opportunity to expand this business 50%+ of the combined company will be in Food and Food Processing-related end markets Diversey's business is in the Food and Beverage and Food Services end markets (40% of total Diversey business) In addition, Diversey has a sizable presence in the adjacent Retail and Lodging end markets (23% of total Diversey business) Food Manufacturing Industry 1 % of of Sealed Air's Food Revenue Mix 80% 10% 5% Meat Dairy Fruit & Veg Grain Processed Other 145 69 54 52 49 109

Our Financial Goals 2010 CAGR 2013 Net Sales $7.6B $9.0B Adj. EBITDA 1 $1.2B $1.6B Cash EPS 2 $3.35 $4.62 +5% +11% +11% The Diversey Transaction Will Result in Significant Financial Upside 1 See appendix for EBITDA reconciliation. 2 Cash EPS defined as Adjusted EBITDA less Cash Interest and Cash Taxes, divided by shares outstanding.

1. Overview Bill Hickey 2. Diversey Business Ed Lonergan 3. Diversey Financial Performance Norm Clubb 4. Pro Forma Financial Review Dave Kelsey 5. Q&A Agenda

Scaled to Serve Target Sectors and Customers Wherever They Play Globally Sole integrated supplier of chemicals, utensils and cleaning machines to the global cleaning and sanitation market Serve six primary, global sectors Diversified end market exposure Significant presence across geographic regions Sells into 175 countries 10,500 employees Average tenure: 15 years ~ 6,500 in customer-facing roles Uniquely positioned to exploit improving hygiene standards in emerging markets Latin America APAT Europe, MEA North America Japan East 9 9 52 20 10 2010 Net Sales By Region 2010 Net Sales By End Market Building Mgt / Serv. Contract. Food & Bev. Proc. Food Service Retail Lodging Health Care Other 24 23 16 12 11 9 5

One of Two Global Players in $40+ Billion Fragmented Industry Market Position by Region 1 Europe #1 Asia Pacific, Africa, Turkey #1 Japan #1 Americas #2 Regional / Local Players Ecolab Diversey East 0.78 0.14 0.08 1 Diversey Management estimates, based on comparable business lines. Market Share 1 Extensive market share remains available for scaled global players Strong Relative and Absolute Market Position in High-Growth Emerging Markets

Integration and Transition ~$1B Building Care Business $1.6B F&B, Hospitality Business Commercial Markets separation from SCJ Acquisitions: Butchers, Teepol Acquisition of DiverseyLever Operating cost restructuring New five-year strategy Market research, segmentation Origins Global Expansion Turnaround Unilever buyout, CD&R investment, refinancing 1999 2000 2002 2005 2008 2007 2009 2010 & 2011 Today Positioned for Growth

Diversey: Focused, Restructured, Positioned for Profitable Growth $3.3B 1 $0.9B Divest / Exit $2.4B $3.1B 1 Net Sales as reported in 2005. Major Initiatives 2006 - 2010 Repositioned the company to serve six business sectors Developed differentiated business models and products to address these sectors Invested to increase productivity and improve business processes Reduced asset intensity Actions Taken Since 2005 - Net Sales Impact Divestitures $700M Exits $240M 5.7% Adjusted Growth CAGR

Growth Initiatives Emerging Market Investment Building Service Contractor Outsource Model Laundry Reinvention New Channel Partners Staples - Chemical / Equipment alliance with largest Global Office Products Supplier Cintas - Chemicals / Food Safety alliance with largest US linen rental corporation focused on installed base of kitchens 300 - 500 bps Incremental Growth Opportunity 2011 Initiatives Activities Commercial laundry reentry with next generation technology and unique Standard Textile JV Consumer branded professional solutions Outsourcing management of chemical, utensils and machines to leverage proprietary portfolio and technology capabilities Incremental investments to accelerate constant dollar sales from 9% CAGR 2008 - 2010 to 12-15% CAGR 2011 - 2013

Agenda 1. Overview Bill Hickey 2. Diversey Business Ed Lonergan 3. Diversey Financial Performance Norm Clubb 4. Pro Forma Financial Review Dave Kelsey 5. Q&A

Diversey is Positioned to Generate Incremental Growth Organic Growth (Base 2.5%) Growth Initiatives (+2.1% Upside) ($ in millions) Net Sales Goal 2013 CAGR 4.6%

Margin Improvement

($ in millions)



Adjusted EBITDA 1 / Margin
$364
$403
$453
11.0%
13.0%
14.5%
2008
2009
2010



Adjusted EBITDA 1
350 bps improvement
650 bps
460 bps
11.0%
17.5%
14.5%
19.1%
2008
2010
Diversey
Ecolab

Key Sources of Margin Improvement

▪ Pricing Management	~250bps
▪ Supply Chain	~210bps
▪ SG&A Rationalization	~100bps
▪ Exit of Non-Core Business	~(130)bps
▪ Other Non-Recurring Factors	~(80)bps
Total	~350bps

[1] See appendix for EBITDA reconciliation.

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Continued Margin Expansion Targeted Adjusted EBITDA Margin of 17% in 2013 Aligns with Sealed Air's Goal of 15% Operating Margin by 2013 Adjusted EBITDA 1 2010 - 2013 (Goal) Drivers of Margin Expansion Supply Chain Projects ~150bps Portfolio Optimization ~50bps SG&A ~50bps Total ~250bps 1 See appendix for EBITDA reconciliation.

Agenda 1. Overview Bill Hickey 2. Diversey Business Ed Lonergan 3. Diversey Financial Performance Norm Clubb 4. Pro Forma Financial Review Dave Kelsey 5. Q&A

Accelerating profitable volume growth to 5% Executing multi-year growth programs Strong R&D pipeline Exploiting our IP to develop service offerings Well positioned for developing regions Optimizing Performance Achieving record productivity levels World Class Manufacturing principles used Realizing benefits from SAP roll-out Managing inflation Productivity gains to offset non-resin inflation Diversifying material inputs Harmonizing resins for purchasing power Products & processes that minimize virgin resin Increased frequency of pricing actions 30% 15% 15% Gross Profit SG&A Ratio Operating Margin Sealed Air 2013 Goals Operating Leverage: Key Enabler of 30% Gross Profit Margin Goal 15% SG&A as Percent of Net Sales Goal Holding $1B fixed overhead spend steady Disciplined control of expenses Redeploying resources for greater return Realizing benefits from SAP roll-out "Cost to serve" programs underway to Simplify processes & increase profitability

Revenue Upside Potential Execute Core Programs Capture Emerging Markets Continue New Diversey Growth Programs New Sealed Air Products & Applications Develop Adjacent Applications Capitalize on Increased Industry Presence Single Point of Contact for Food Safety and Brand Protection Grow "Wallet Share" with Existing Customers Common Distribution Channels New R&D Pipeline Offers Next-Generation Solutions Targeting Food Safety Focusing on Creating Custom Solutions that Form New Market Segments Shelf Life Extension Self-Cleaning Equipment New Cleaning and Sanitizing Delivery Systems Upside Base Plan 4 - 5% Base Growth Trend Industry Presence Innovation

Model Reflects $50 Million of Cost Savings Pro Forma1 2013 SG&A $0.8B $1.1B $1.9B $50 million estimated cost synergies represents ~2.5% of total pro forma SG&A Represents approximately 10% of back-office costs Low integration risk 1 Excludes impact of purchase price accounting adjustments.

Overview of Transaction Funding We have fully committed financing in place for $4.5 billion, including: $3.0 billion of new secured credit facilities, including a $700 million revolver expected to be unfunded at close $1.5 billion of bridge facilities Pro forma net leverage expected to be 4.4x 1 Preliminary and subject to change. All amounts are approximate.

Pro Forma Free Cash Flow Generation ($ in millions) 2010 2013 Adjusted EBITDA 1 $ 1,235 $ 1,607 Capex (182) (275) Change in Net Working Capital (79) (45) Cash Interest Expense 2 (300) (282) Cash Taxes 3 (232) (355) Free Cash Flow $442 $650 Net Debt / Adjusted EBITDA 1 4.4x 2.6x 1 See appendix for EBITDA reconciliation. Includes $50 million of cost synergies and $70 million of revenue synergies in 2013. 2 Pro forma interest based on new capital structure. 3 Illustrative cash tax rate of 35%. $400 - $650 Million Free Cash Flow p.a. and the Expected Cash Tax Benefit Following Close of the Grace Settlement Accommodates Steady Deleveraging; Dividend Policy Not Affected Pro Forma

1 See appendix for EBITDA reconciliation. 2 Includes Cash Taxes and Cash Interest. Does not adjust for one-time and exceptional cash charges such as restructuring, discontinued operations, etc. 3 Assumes exclusive uses of Free Cash Flow to repay debt (except for dividend payments in line with current policy). 4 Cash EPS defined as Adjusted EBITDA less Cash Interest and Cash Taxes, divided by shares outstanding. Pro Forma Guidance Sealed Air Stand-Alone 2010 Pro Forma Combined 2010 Medium-Term Growth/Margin Trends Illustrative Combined 2013 Net Sales Growth $4.5B -- $7.6B -- 4-5% ~$9.0B -- Adj. EBITDA 1 Margin $732M 16.3% ~$1.2B 15.6% +250bps ~$1.6B 18% Capital Expenditures % of Net Sales $88M 2.0% $182M 2.4% Return to Normalized Levels ~$275M 3% Free Cash Flow 2 ~$350M ~$440M -- ~$650M Net Debt / Adj. EBITDA 1, 3 2.1x 4.4x -- 2.6x Cash EPS 4 $2.84 $3.35 $4.62 Free Cash Flow / Share $1.98 $2.10 $3.10

EBITDA Growth Margin Expansion Cash EPS Accretive Attractive Geographic Expansion Raw Materials Diversification Revenue and Cost Synergies Key Criteria Diversey Leveraged Recapitalization In-Market Acquisition Diversey Investment: Best Allocation of Capital Low High Moderate Diversey Combination Returns Exceed Leverage Recap Returns

Creating a Global Leader in Sustainable Solutions that Provide Hygiene, Protection, Food Safety and Security Providing Customers with End to End Brand Protection

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Appendix

Appendix: Pro Forma Balance Sheet Items ($ in millions) Unaudited 1 A portion of the $141 million of cash on Diversey balance sheet as of March 31, 2011 is used in the transaction. 2 Includes $50 million of cost synergies and does not reflect purchase accounting adjustments. 1 2 2

Appendix: Sealed Air Adjusted EBITDA Reconciliation Reconciliation of Net Earnings Available to Common Stockholders to Non-U.S. GAAP EBIT, EBITDA and Adjusted EBITDA (Unaudited, in millions)

Appendix: Diversey EBITDA Reconciliation Note: Adjusted EBITDA defined as Credit Agreement EBITDA as disclosed in public filings.

Appendix: Sealed Air Adjusted EBITDA Reconciliation (cont'd)